UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021

Warrior Technologies Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-40124	85-2180589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 W. Illinois, Suite 1120 Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(432) 818-0498
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	WARR.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	WARR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	WARR.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Form 12b-25 filed on November 16, 2021 by Warrior Technologies Acquisition Company (the “Company”) with the Securities Exchange Commission (the “SEC”), in light of recent guidance, the management of the Company has re-evaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable shares of Class A common stock, par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s initial public offering on March 2, 2021. Historically, a portion of the Public Shares was classified as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. Pursuant to such re-evaluation, the Company’s management has determined that the Public Shares include certain provisions that require classification of the Public Shares as temporary equity regardless of the minimum net tangible assets required to complete the Company’s initial business combination.

In connection with the foregoing, on November 23, 2021, the Company received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) stating that the Company is not in compliance with NYSE continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual (the “Rule”) as a result of its failure to timely file the Quarterly Report on Form 10-Q for fiscal quarter ended September 30, 2021 (the “Form 10-Q”) with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Notice has no immediate effect on the listing or trading of the Company’s securities.

Under NYSE, the Company has six months from the due date of the Form 10-Q, or until May 22, 2022, to regain compliance. The Company filed the Form 10-Q on November 24, 2021.

As required by NYSE rules, on November 24, 2021, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this current report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release dated November 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warrior Technologies Acquisition Company

Date: November 24, 2021	By:	/s/ H.H. “Tripp” Wommack III
	Name:	H.H. “Tripp” Wommack III
	Title:	President, Chairman, Chief Executive Officer and Chief Financial Officer

3